                               AMENDMENT NO. 1 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF JANUARY 1, 2011
                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                   (Reinsurer)

The Agreement is hereby amended, as of April 29, 2011, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Schedule B, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By:    /s/ Roberto Baron
       ---------------------------------
Name:  Roberto Baron
Title: Vice President

METLIFE INSURANCE COMPANY OF CONNECTICUT


By:    /s/ Christopher Kremer
       ---------------------------------
Name:  Christopher Kremer
Title: Vice President and Actuary

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the ceded liabilities described in Article I paragraph B, for the Reinsured Contracts.

B.   Reinsured Contracts:

          VARIABLE ANNUITY CONTRACTS
          --------------------------
          VA Series Contract (Standard Contract, 7-year surrender charge schedule)
          XC Series Contract (Bonus Contract, 9-year surrender charge schedule) L Series Contract (4-year surrender charge schedule)
          C Series Contract (No surrender charges)
          S Series Contract (Standard and L Series)
          VA - 4 Class Series Contract (L Class)

          Marquis Portfolios (No surrender charges)
          PrimElite IV (8-year surrender charge schedule)
          Series XTRA (9-year surrender charge schedule)
          Series XTRA 6 (9-year surrender charge schedule)
          Simple Solutions (6-year surrender charge schedule)
          MetLife Growth & Guaranteed Income (5-year surrender charge schedule, Fidelity Distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits and Earnings Preservation Benefits:
          ---------------------------------------------------------------------
          Principal Protection: Form 8015 (11/00)
          Option 2 - Return of Purchase Payment Death Benefit: MGGI (10/09) Annual Step-Up: Form 8017 (11/00)
          Greater of Annual Step-Up and 5% Rollup: Form 8016(11/00)
          Enhanced Death Benefit II: Form MLIU-640-1 (4/08) & Endorsement MLIU-RMD (7/10)-E
          Enhanced Death Benefit Max: Form MLIU-640-1 (4/08) & Endorsement MLIU-RMD (7/10)-E
          Additional Death Benefit - Earnings Preservation Benefit (EPB):
          Form 8019 (11/00)

          Guaranteed Minimum Income Benefits:
          -----------------------------------
          Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form MLIU-560-4 (4/08) or MLIU-560-5 (5/09)
          Guaranteed Minimum Income Benefit Plus III: Form MLIU-560-4 (4/08) or MLIU-560-6 (11/10) & Endorsement MLIU-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Max: Form MLIU-560-4 (4/08) or MLIU-560-5 (9/10) & Endorsement MLIU-RMD (7/10)-E

          Guaranteed Withdrawal Benefits:
          -------------------------------
          Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)
          Lifetime Withdrawal Guaranteed Benefit III: Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)
          Guaranteed Withdrawal Benefit for Life: MGGI (10/09)

                                   SCHEDULE B

                              REINSURANCE PREMIUMS

A. GMDB PROGRAM

                                                                         REINSURANCE
                                                                           PREMIUM
       GMDB PROGRAM                      CONTRACTS COVERED              (BASIS POINTS)
---------------------------   ---------------------------------------   --------------
   Principal Protection               All Reinsured Contracts                9.00

   Option 2 - Return of         MetLife Growth & Guaranteed Income           9.00
  Purchase Payment Death                     Contracts
         Benefit

      Annual Step-Up             All Reinsured Contracts, except S          20.00
                                Series, Simple Solutions & MetLife
                               Growth & Guaranteed Income Contracts)

 Greater of Annual Step-         All Reinsured Contracts, except S          35.00
     Up and 5% Rollup          Series, Marquis Portfolios, PrimElite
                              IV, Series XTRA, Series XTRA 6, Simple
                                   Solutions & MetLife Growth &
                                   Guaranteed Income Contracts)

Enhanced Death Benefit II     All Reinsured Contracts, except Series        60.00
                               XC, Marquis Portfolios,PrimElite IV,
                                Simple Solutions & MetLife Growth &
                                    Guaranteed Income Contracts
                                          Issue Ages 0-69

Enhanced Death Benefit Max    All Reinsured Contracts, except Series        60.00
                               XC, Series XTRA, Marquis Portfolios,
                                 PrimElite IV, Simple Solutions &
                                MetLife Growth & Guaranteed Income
                                             Contracts
                                          Issue Ages 0-69

Enhanced Death Benefit II     All Reinsured Contracts, except Series        115.00
                               XC, Marquis Portfolios,PrimElite IV,
                                Simple Solutions & MetLife Growth &
                                    Guaranteed Income Contracts
                                         Issue Ages 70-75

Enhanced Death Benefit Max    All Reinsured Contracts, except Series        115.00
                               XC, Series XTRA, Marquis Portfolios,
                                 PrimElite IV, Simple Solutions &
                                MetLife Growth & Guaranteed Income
                                             Contracts
                                          Issue Ages 0-69

Enhanced Death Benefit II          Marquis Portfolios Contracts             80.00
                                          Issue Ages 0-69

                                   Marquis Portfolios Contracts
Enhanced Death Benefit II                Issue Ages 70-75                   135.00

                                 All Reinsured Contracts, except S
  Earnings Preservation         Series, Simple Solutions & MetLife
         Benefit               Growth & Guaranteed Income Contracts         25.00

B. INCOME PROGRAM

                                                                         REINSURANCE
                                                                           PREMIUM
      INCOME PROGRAM                     CONTRACTS COVERED              (BASIS POINTS)
---------------------------   ---------------------------------------   --------------
                                  All Reinsured Contracts, except          100.00
  GMIB Plus: Form MLIU-          Marquis Portfolios, PrimElite IV,
  560-4 (4/08) or MLIU-        Simple Solutions, & MetLife Growth &
       560-5 (5/09)                 Guaranteed Income Contracts

   GMIB Plus III: 560-4       All Reinsured Contracts, except Series       100.00
   (4/08) or MLIU-560-6        XC, PrimElite IV, Simple Solutions, &
  (11/10) & Endorsement         MetLife Growth & Guaranteed Income
    MLIU-RMD (7/10)-E                       Contracts

                              All Reinsured Contracts, except Series       100.00
   GMIB Max: MLIU-560-4        XC, Series XTRA, Marquis Portfolios,
   (4/08) or MLIU-560-5          PrimElite IV, Simple Solutions, &
   (9/10) & Endorsement         MetLife Growth & Guaranteed Income
    MLIU-RMD (7/10)-E                       Contracts

  GMIB Plus: Form 8018-2                S Series Contracts                  80.00
         (05/05)

   GMIB Plus: Form MLU-            Marquis Portfolios Contracts            115.00
   560-4 (4/08) or MLU-
  560-5 (5/09) GMIB Plus
   III: 560-4 (4/08) or
   MLIU-560-6 (11/10) &
   Endorsement MLIU-RMD
         (7/10)-E

C. WITHDRAWAL PROGRAM

                                                                         REINSURANCE
                                                                           PREMIUM
      INCOME PROGRAM                     CONTRACTS COVERED              (BASIS POINTS)
---------------------------   ---------------------------------------   --------------
  Guaranteed Withdrawal           All Reinsured Contracts, except            55.00
         Benefit                Marquis Portfolios, PrimElite IV, S
                                Series, Simple Solutions & MetLife
                               Growth & Guaranteed Income Contracts

   Principal Guarantee             Marquis Portfolios Contracts              50.00
Principal Guarantee Value          Marquis Portfolios Contracts              25.00

  Guaranteed Withdrawal               PrimElite IV Contracts                 25.00
         Benefit

   Lifetime GWB (2008             All Reinsured Contracts, except           125.00
 Version) - Single Life          Marquis Portfolios, PrimElite IV,
         Version                Simple Solutions & MetLife Growth &
                                    Guaranteed Income Contracts

   Lifetime GWB (2008             All Reinsured Contracts, except           150.00
  Version) - Joint Life          Marquis Portfolios, PrimElite IV,
         Version                Simple Solutions & MetLife Growth &
                                    Guaranteed Income Contracts

      Lifetime GWB                 Marquis Portfolios Contracts             145.00
(2008 Version) - Single
      Life Version

      Lifetime GWB                 Marquis Portfolios Contracts             170.00
 (2008 Version) - Joint
      Life Version

  Lifetime GWB - Single         PrimElite IV Contracts sold before          110.00
      Life Version                         July 15, 2011

  Lifetime GWB - Single          PrimElite IV Contracts sold on or          140.00
      Life Version                      after July 15, 2011

  Lifetime GWB - Joint          PrimElite IV Contracts sold before          125.00
      Life Version                         July 15, 2011

  Lifetime GWB - Joint           PrimElite IV Contracts sold on or          155.00
      Life Version                      after July 15, 2011

   Lifetime LWG III -               Simple Solutions Contracts              100.00
   Single Life Version

Lifetime LWG III - Joint            Simple Solutions Contracts              120.00
     Life Version

  Guaranteed Withdrawal         MetLife Growth & Guaranteed Income           90.00
   Benefit for Life -                        Contracts
    Single Annuitant

  Guaranteed Withdrawal         MetLife Growth & Guaranteed Income          105.00
Benefit for Life - Joint                     Contracts
       Annuitants